FORM OF
                       SILICON VALLEY FINANCIAL SERVICES
                       A Division of Silicon Valley Bank
                               3003 Tasman Drive
                             Santa Clara, Ca. 95054
                      (408) 654-1000 - Fax (408) 980-6410


                              FACTORING AGREEMENT

         This Factoring Agreement (the "Agreement") is made on this THIRTY day of OCTOBER, 1995, by and between Silicon Valley Financial Services (a division of Silicon Valley Bank) ("Buyer") having a place of business at the address specified above and FORECROSS CORPORATION, a California corporation, ("Seller") having its principal place of business and chief executive office at

          Street Address:                90 New Montgomery, Suite 710
                    City:                San Francisco
                  County:                San Francisco
                   State:                California
                Zip code:                94105
                     Fax:                415/543-1515

1. DEFINITIONS. When used herein, the following terms shall have the following meanings.

           1.1 "Account Balance" shall mean, on any given day, the gross amount of all Purchased Receivables unpaid on that day.

           1.2 "Account Debtor" shall have the meaning set forth in the California Uniform Commercial Code and shall include any person liable on any
Purchase  Receivable,   including  without  limitation,  any  guarantor  of the
Purchased Receivable and any issuer of a letter of credit or banker's acceptance.

           1.3 "Adjustments" shall mean all discounts, allowances, returns, disputes, counterclaims, offsets, defenses, rights of recoupment, rights of return, warranty claims, or short payments, asserted by or on behalf of any Account Debtor with respect to any Purchase Receivable.

           1.4  "Administrative  Fee"  shall  have the  meaning  as set forth in
Section 3.3 hereof.

           1.5 "Advance" shall have the meaning set forth in Section 2.2 hereof.

           1.6. "Collateral" shall have the meaning set forth in Section 8 hereof.

           1.7. "Collections" shall mean all good funds received by Buyer from or on behalf of an Account Debtor with respect to Purchased Receivables.

           1.8 "Compliance Certificate" shall mean a certificate, in a form provided by Buyer to Seller, which contains the certification of the chief financial officer of Seller that, among other things, the representations and warranties set forth in this Agreement are true and correct as of the date such certificate is delivered.

           1.9. "Event of Default" shall have the meaning set forth in Section 9 hereof.

           1.10.  "Finance  Charges" shall have the meaning set forth in Section
3.2 hereof.

           1.11. "Invoice Transmittal" shall mean a writing signed by an authorized representative of Seller which accurately identifies the receivables which Buyer, at its election, may purchase, and includes for each such receivable the correct amount owed by the Account Debtor, the name and address of the Account Debtor, the invoice number, the invoice date and the account code.

           1.12.    "Obligations"    shall   mean   all   advances, financial
accommodations, liabilities, obligations, covenants and duties owing, arising, due or payable by Seller to Buyer of any kind or nature, present or future, arising under or in connection with this Agreement or under any other document, instrument or agreement, whether or not evidenced by any note, guarantee or other instrument, whether arising on account or by overdraft, whether direct or indirect (including those acquired by assignment) absolute or contingent, primary or secondary, due or to become due, now owing or hereafter arising, and however acquired; including, without limitation, all Advances, Finance Charges, Administrative Fees, interest, Repurchase Amounts, fees, expenses, professional fees and attorneys' fees and any other sums chargeable to Seller hereunder or otherwise.

           1.13. "Purchased Receivables" shall mean all those accounts, receivables, chattel paper, instruments, contract rights, documents, general intangibles, letters of credit, drafts, bankers acceptances, and rights to payment, and all proceeds thereof (all of the foregoing being referred to as "receivables"), arising out of the invoices and other agreements identified on or delivered with any Invoice Transmittal delivered by Seller to Buyer which Buyer elects to purchase and for which Buyer makes an Advance.


           1.14.  "Refund"  shall  have the  meaning  set forth in  Section  3.5 hereof.

           1.15.  "Reserve"  shall have the  meaning  set forth in Section  2.4 hereof.

           1.16. "Repurchase Amount" shall have the meaning set forth in Section
4.2 hereof.

           1.17. "Reconciliation Date" shall mean the last calendar day of each Reconciliation Period.

           1.18. "Reconciliation Period" shall mean each calendar month of every year.


        2. PURCHASE AND SALE OF RECEIVABLES.

           2.l. OFFER TO SELL RECEIVABLES. During the term hereof, and provided that there does not then exist any Event of Default or any event that with notice, lapse of time or otherwise would constitute an Event of Default, Seller may request that Buyer purchase receivables and Buyer may, in its sole discretion, elect to purchase receivables. Seller shall deliver to Buyer an Invoice Transmittal with respect to any receivable for which a request for purchase is made. An authorized representative of Seller shall sign each Invoice Transmittal delivered to Buyer. Buyer shall be entitled to rely on all the information provided by Seller to Buyer on or with the Invoice Transmittal and to rely on the signature on any Invoice Transmittal as an authorized signature of Seller.

           2.2. ACCEPTANCE OF RECEIVABLES. Buyer shall have no obligation to purchase any receivable listed on an Invoice Transmittal. Buyer may exercise its sole discretion in approving the credit of each Account Debtor before buying any receivable. Upon acceptance by Buyer of all or any of the receivables described on any Invoice Transmittal, Buyer shall pay to Seller 80 (%) percent of the face amount of each receivable Buyer desires to purchase. Such payment shall be the 'Advance' with respect to such receivable. Buyer may, from time to time, in its sole discretion, change the percentage of the Advance. Upon Buyer's acceptance of the receivable and payment to Seller of the Advance, the receivable shall become a 'Purchased Receivable.' It shall be a condition to each Advance that
(i) all of the representations and warranties set forth in Section 6 of this Agreement be true and correct on and as of the date of the related Invoice Transmittal and on and as of the date of such Advance as though made at and as of each such date, and (ii) no Event of Default or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default shall have occurred and be continuing, or would result from such Advance. Notwithstanding the foregoing, in no event shall the aggregate amount of all Purchased Receivable outstanding at any time exceed [****] Dollars.

           2.3. EFFECTIVENESS OF SALE TO BUYER. Effective upon Buyers payment of an Advance, and for and in consideration therefor and in consideration of the covenants of this Agreement, Seller hereby absolutely sells, transfers and assigns to Buyer, all of Seller's right, title and interest in and to each Purchased Receivable and all monies due or which may become due on or with respect to such Purchased Receivable. Buyer shall be the absolute owner of each Purchased Receivable. Buyer shall have, with respect to any goods related to the Purchased Receivable, all the rights and remedies of an unpaid seller under the California Uniform Commercial Code and other applicable law, including the rights of replevin, claim and delivery, reclamation and stoppage in transit.

           2.4. ESTABLISHMENT OF A RESERVE. Upon the purchase by Buyer of each Purchased Receivable, Buyer shall establish a reserve. The reserve shall be the amount by which the face amount of the Purchased Receivable exceeds the Advance on that Purchased Receivable (the "Reserve"); provided, the Reserve with respect to all Purchased Receivables outstanding at any one time shall be an amount not less than 20 (%) percent of the Account Balance at that time and may be set at a higher percentage at Buyer's sole discretion. The reserve shall be a book balance maintained on the records of Buyer and shall not be a segregated fund.

        3. COLLECTIONS, CHARGES AND REMITTANCES.

           3.1. COLLECTIONS. Upon receipt by Buyer of Collections, Buyer shall promptly credit such Collections to Seller's Account Balance on a daily basis; provided, that if Seller is in default under this Agreement, Buyer shall apply all Collections to Seller's Obligations hereunder in such order and manner as Buyer may determine. If an item of collection is not honored or Buyer does not receive good funds for any reason, the amount shall be included in the Account Balance as if the Collections had not been received and Finance Charges under
Section 3.2 shall accrue thereon.

           3.2. FINANCE CHARGES. On each Reconciliation Date Seller shall pay t Buyer a finance charge in an amount equal to 2% percent per month of the average daily Account Balance outstanding during the applicable Reconciliation Period (the "Finance Charges"). Buyer shall deduct the accrued Finance Charges from the Reserve as set forth in Section 3.5 below.

           3.3. ADMINISTRATIVE FEE. On each Reconciliation Date Seller shall pay to Buyer an Administrative Fee equal to 1.0 (%) percent of the face amount of each Purchased Receivable first purchased during that Reconciliation Period (the "Administrative Fee"). Buyer shall deduct the Administrative Fee from the Reserve as set forth in Section 3.5 below.

           3.4. ACCOUNTING. Buyer shall prepare and send to Seller after the close of business for each Reconciliation Period, an accounting of the transactions for that Reconciliation Period, including the amount of all Purchased Receivables, all Collections, Adjustments, Finance Charges, and the Administrative Fee. The accounting shall be deemed correct and conclusive unless Seller makes written objection to Buyer within thirty (30) days after the Buyer mails the accounting to Seller.

           3.5. REFUND TO SELLER. Provided that there does not then exist an Event of Default or any event or condition that with notice, lapse of time or otherwise would constitute an Event of Default, Buyer shall refund to Seller by check after the Reconciliation Date, the amount, if any, which Buyer owes to Seller at the end of the Reconciliation Period according to the accounting prepared by Buyer for that Reconciliation Period (the "Refund"). The Refund shall be an amount equal to:

               (A) (1) The Reserve as of the beginning of that Reconciliation Period, plus

               (2) the Reserve created for each Purchased Receivable purchased during that Reconciliation Period, minus


               (B)  The  total  for  that  Reconciliation  Period  of:
                         (1) the Administrative Fee;
                         (2) Finance Charges;
                         (3) Adjustments;
                         (4) Repurchase  Amounts, to the extent Buyer has agreed
                    to accept payment thereof by deduction from the Refund;
                         (5) the Reserve for the Account Balance as of the first
                    day of the following Reconciliation Period in the minimum percentage set forth in Section 2.4 hereof; and
                         (6) all amounts due,  including  professional  fees and
                    expenses, as set forth in Section 12 for which oral or written demand has been made by Buyer to Seller during that Reconciliation Period to the extent Buyer has agreed to accept payment thereof by deduction from the Refund.

In the event the formula set forth in this Section 3.5 results in an amount due to Buyer from Seller, Seller shall make such payment in the same manner as set forth in Section 4.3 hereof for repurchases. If the formula set forth in this
Section 3.5 results in an amount due to Seller from Buyer, Buyer shall make such payment by check subject to Buyer's rights under Section 4.3 and Buyer's rights of offset and recoupment.


4. RECOURSE AND REPURCHASE OBLIGATIONS.

           4.l. RECOURSE. Buyer's acquisition of Purchased Receivables from Seller shall be with full recourse against Seller. In the event the Obligations exceed the amount of Purchased Receivables and Collateral, Seller shall be liable for any deficiency.

           4.2. SELLER'S AGREEMENT TO REPURCHASE. Seller agrees to pay to Buyer on demand, the full face amount, or any unpaid portion, of any Purchased
Receivable:

               (A) which remains unpaid ninety (90) calendar days after the invoice date; or
               (B) which is owed by any Account Debtor who has filed, or has had filed against it, any bankruptcy case, assignment for the benefit of creditors, receivership, or insolvency proceeding or who has become insolvent (as defined in the United States Bankruptcy Code) or who is generally not paying its debts as such debts. become due', or
               (C) with respect to which there has been any breach of warranty or representation set forth in Section 6 hereof or any breach of any covenant contained in this Agreement: or
               (D) with respect to which the Account Debtor asserts any discount, allowance, return, dispute, counterclaim, offset, defense, right of recoupment, right of return, warranty claim, or short payment; together with all reasonable attorneys' and professional fees and expenses and all court costs incurred by Buyer in collecting such Purchased Receivable and/or enforcing its rights under, or collecting amounts owed by Seller in connection with, this Agreement (collectively, the "Repurchase Amount").

4.3.  SELLER'S PAYMENT OF THE REPURCHASE AMOUNT OR OTHER AMOUNTS DUE BUYER.
When
any Repurchase Amount or other amount owing to Buyer becomes due, Buyer shall inform Seller of the manner of payment which may be any one or more of the following in Buyer's sole discretion: (a) in cash immediately upon demand therefor; (b) by delivery of substitute invoices and an Invoice Transmittal acceptable to Buyer which shall thereupon become Purchased Receivables; (c) by adjustment to the Reserve pursuant to Section 3.5 hereof; (d) by deduction from or offset against the Refund that would otherwise be due and payable to Seller; (e) by deduction from or offset against the amount that otherwise would be forwarded to Seller in respect of any further Advances that may be made by Buyer; or (f) by any combination of the foregoing as Buyer may from time to time choose.

         4.4. SELLER'S AGREEMENT TO REPURCHASE ALL PURCHASED RECEIVABLES. Upon and after the occurrence of an Event of Default, Seller shall, upon Buyer's demand (or, in the case of an Event of Default under Section 9(B), immediately without notice or demand from Buyer) repurchase all the Purchased Receivables then outstanding , or such portion thereof as Buyer may demand. Such demand may, at Buyer's option, include and Seller shall pay to Buyer immediately-upon demand, cash in an amount equal to the Advance with respect to each Purchased Receivable then outstanding together with all accrued Finance Charges, Adjustments, Administrative Fees, attorney's and professional fees, court costs and expenses as provided for herein, and any other Obligations. Upon receipt of payment in full of the Obligations, Buyer shall immediately instruct Account Debtors to pay Seller directly, and return to Seller any Refund due to Seller. For the purpose of calculating any Refund due under this Section only, the Reconciliation Date shall be deemed to be the date Buyer receives payment in good funds of all the Obligations as provided in this Section 4.4.

         5. POWER OF ATTORNEY. Seller does hereby irrevocably appoint Buyer and its successors and assigns as Seller's true and lawful attorney in fact, and hereby authorizes Buyer, regardless of whether there has been an Event of Default, (a) to sell, assign, transfer, pledge, compromise, or discharge the whole or any part of the Purchased Receivables; (b) to demand, collect, receive, sue, and give releases to any Account Debtor for the monies due or which may become due upon or with respect to the Purchased Receivables and to compromise, prosecute, or defend any action, claim, case or proceeding relating to the Purchased Receivables, including the filing of a claim or the voting of such claims in any bankruptcy case, all in Buyer's name or Seller's name, as Buyer may choose; (c) to prepare, file and sign Seller's name on any notice, claim, assignment, demand, draft, or notice of or satisfaction of lien or mechanics' lien or similar document with respect to Purchased Receivables; (d) to notify all Account Debtors with respect to the Purchased Receivables to pay Buyer directly; (e) to receive, open, and dispose of all mail addressed to Seller for the purpose of collecting the Purchased Receivables; (f) to endorse Seller's name on any checks or other forms of payment on the Purchased Receivables; (g) to execute on behalf of Seller any and all instruments, documents, financing statements and the like to perfect Buyer's interests in the Purchased Receivables and Collateral; and (h) to do all acts and things necessary or expedient, in furtherance of any such purposes. If Buyer receives a check or item which is payment for both a Purchased Receivable and another receivable, the funds shall first be applied to the Purchased Receivable and, so long as there does not exist an Event of Default or an event that with notice, lapse of time or otherwise would constitute an Event of Default, the excess shall be remitted to Seller. Upon the occurrence and continuation of an Event of Default, all of the power of attorney rights granted by Seller to Buyer hereunder shall be applicable with respect to all Purchased Receivables and all Collateral.

6. REPRESENTATIONS, WARRANTIES AND COVENANTS.

         6.1. RECEIVABLES' WARRANTIES, REPRESENTATIONS AND COVENANTS. To induce Buyer to buy receivables and to render its services to Seller, and with full knowledge that the truth and accuracy of the following are being relied upon by the Buyer in determining whether to accept receivables as Purchased Receivables, Seller represents, warrants, covenants and agrees, with respect to each Invoice Transmittal delivered to Buyer and each receivable described therein, that:

               (A) Seller is the absolute owner of each receivable set forth in the Invoice Transmittal and has full legal right to sell, transfer and assign such receivables;
               (B) The correct amount of each receivable is as set forth in the Invoice Transmittal and is not in dispute;
               (C) The payment of each receivable is not contingent upon the fulfillment of any obligation or contract, past or future and any and all obligations required of the Seller have been fulfilled as of the date of the Invoice Transmittal;
               (D) Each receivable set forth on the Invoice Transmittal is based on an actual sale and delivery of goods and/or services actually rendered, is presently due and owing to Seller, is not past due or in default, has not been previously sold, assigned, transferred, or pledged, and is free of any and all liens, security interests and encumbrances other than liens, security interests or encumbrances in favor of Buyer or any other division or affiliate of Silicon Valley Bank;
               (E) There are no defenses, offsets, or counterclaims against any of the receivables, and no agreement has been made under which the Account Debtor may claim any deduction or discount, except as otherwise stated in the Invoice Transmittal;
               (F) Each Purchased Receivable shall be the property of the Buyer and shall be collected by Buyer, but if for any reason it should be paid to Seller, Seller shall promptly notify Buyer of such payment, shall hold any checks, drafts, or monies so received in trust for the benefit of Buyer, and shall promptly transfer and deliver the same to the Buyer;
               (G) Buyer shall have the right of endorsement, and also the right to require endorsement by Seller, on all payments received in connection with each Purchased Receivable and any proceeds of Collateral;
               (H) Seller, and to Seller's best knowledge, each Account Debtor set forth in the Invoice Transmittal, are and shall remain solvent as that term is defined in the United States Bankruptcy Code and the California Uniform Commercial Code, and no such Account Debtor has filed or had filed against it a voluntary or involuntary petition for relief under the United States Bankruptcy Code;
               (I) Each Account Debtor named on the Invoice Transmittal will not object to the payment for, or the quality or the quantity of the subject matter of, the receivable and is liable for the amount set forth on the Invoice Transmittal;
               (J) Each Account Debtor shall promptly be notified, after acceptance by Buyer, that the Purchased Receivable has been transferred to and is payable to Buyer, and Seller shall not take or permit any action to countermand such notification; and
               (K) All receivables forwarded to and accepted by Buyer after the date hereof, and thereby becoming Purchased Receivables, shall comply with each and every one of the foregoing representations, warranties, covenants and agreements referred to above in this Section 6.1.

           6.2. ADDITIONAL WARRANTIES, REPRESENTATIONS AND COVENANTS. In addition to the foregoing warranties, representations and covenants, to induce Buyer to buy receivables and to render its services to Seller, Seller hereby represents, warrants, covenants and agrees that:

               (A) Seller will not assign,  transfer, sell, or grant , or permit any lien or security interest in any Purchased Receivables or Collateral to or in favor of any other party, without Buyer's prior written consent;
               (B) The Seller's  name,  form of  organization,  chief  executive office, and the place where the records concerning all PurchasedReceivables and Collateral are kept is set forth at the beginning of this Agreement, Collateral is located only at the location set forth in the beginning of this Agreement, or, if located at any additional location, as set forth on a schedule attached to this Agreement, and Seller will give Buyer at least thirty (30) days prior written notice if such name, organization, chief executive office or other locations of Collateral or records concerning Purchased Receivables or Collateral is changed or added and shall execute any documents necessary to perfect Buyer's interest in the Purchased Receivables and the Collateral;

               (C) Seller shall (i) pay all of its normal gross payroll for employees, and all federal and state taxes, as and when due, including without limitation all payroll and withholding taxes and state sales taxes; (ii) deliver at any time and from time to time at Buyer's request, evidence satisfactory to Buyer that all such amounts have been paid to the proper taxing authorities; and
(iii) if requested by Buyer, pay its payroll and related taxes through a bank or an independent payroll service acceptable to Buyer.
               (D) Seller has not, as of the time Seller delivers to Buyer an Invoice Transmittal, or as of the time Seller accepts any Advance from Buyer, filed a voluntary petition for relief under the United States Bankruptcy Code or had filed against it an involuntary petition for relief;
               (E) If Seller owns, holds or has any interest in, any copyrights (whether registered, or unregistered), patents or trademarks, and licenses of any of the foregoing, such interest has been disclosed to Buyer and is specifically listed and identified on a schedule to this Agreement, and Seller shall immediately notify Buyer if Seller hereafter obtains any interest in any additional copyrights, patents, trademarks or licenses that are significant in value or are material to the conduct of its business; and
               (F) Seller shall provide Buyer with a Compliance Certificate (i) on a quarterly basis to be received by Buyer no later than the fifth calendar day following each calendar quarter, and; (ii) on a more frequent or other basis if and as requested by Buyer.

           7. ADJUSTMENTS. In the event of a breach of any of the representations, warranties, or covenants set forth in Section 6.1, or in the event any Adjustment or dispute is asserted by any Account Debtor, Seller shall promptly advise Buyer and shall, subject to the Buyer's approval, resolve such disputes and advise Buyer of any adjustments. Unless the disputed Purchased Receivable is repurchased by Seller and the full Repurchase Amount is paid, Buyer shall remain the absolute owner of any Purchased Receivable which is subject to Adjustment or repurchase under Section 4.2 hereof, and any rejected, returned, or recovered personal property, with the right to take possession thereof at any time. If such possession is not taken by Buyer, Seller is to resell it for Buyer's account at Seller's expense with the proceeds made payable to Buyer. While Seller retains possession of said returned goods, Seller shall segregate said goods and mark them "property of Silicon Valley Financial Services."

           8. SECURITY INTEREST. To secure the prompt payment and performance to Buyer of all of the Obligations, Seller hereby grants to Buyer a continuing lien upon and security interest in all of Seller's now existing or hereafter arising rights and interest in the following , whether now owned or existing or hereafter created, acquired, or arising, and wherever located (collectively, the "Collateral"):

               (A) All accounts, receivables, contract rights, chattel paper, instruments, documents, letters of credit, bankers acceptances, drafts, checks, cash, securities, and general intangibles (including, without limitation, all claims, causes of action, deposit accounts, guaranties, rights in and claims under insurance policies (including rights to premium refunds), rights to tax refunds, copyrights, patents, trademarks, rights in and under license agreements, and all other intellectual property);
               (B) All inventory, including Seller's rights to any returned or rejected goods, with respect to which Buyer shall have all the rights of any unpaid seller, including the rights of replevin, claim and delivery, reclamation, and stoppage in transit;
               (C) All monies, refunds and other amounts due Seller, including, without limitation, amounts due Seller under this Agreement (including Seller's right of offset and recoupment);
               (D) All equipment, machinery, furniture, furnishings, fixtures, tools, supplies and motor vehicles;
               (E) All farm products, crops, timber, minerals and the like (including oil and gas);
               (F) All accessions to, substitutions for, and replacements of, all of the foregoing;
               (G) All books and records pertaining to all of the foregoing; and
               (H) All proceeds of the foregoing, whether due to voluntary or involuntary disposition, including insurance proceeds. Seller is not authorized to sell, assign, transfer or otherwise convey any Collateral without Buyer's prior written consent, except for the sale of finished inventory in the Seller's usual course of business. Seller agrees to sign UCC financing statements, in a form acceptable to Buyer, and any other instruments and documents requested by Buyer to evidence , perfect, or protect the interests of Buyer in the Collateral. Seller agrees to deliver to Buyer the originals of all instruments, chattel paper and documents evidencing or related to Purchased Receivables and Collateral.

           9. DEFAULT. The occurrence of any one or more of the following shall constitute an Event of Default hereunder.

               (A) Seller fails to pay any amount owed to Buyer as and when due;
               (B) There shall be commenced by or against Seller any voluntary or involuntary case under the United States Bankruptcy Code, or any assignment for the benefit of creditors, or appointment of a receiver or custodian for any of, its assets;
               (C) Seller shall become insolvent in that its debts are greater than the fair value of its booked & unbooked/intangible assets, or Seller is generally not paying its debts as they become due or is left with unreasonably small capital;
               (D) Any involuntary lien, garnishment, attachment or the like is issued against or attaches to the Purchased Receivables or any Collateral;
               (E) Seller shall breach any covenant, agreement, warranty, or representation set forth herein, and the same is not cured to Buyers satisfaction within ten (10) days after Buyer has given Seller oral or written notice thereof; provided, that if such breach is incapable of being cured it shall constitute an immediate default hereunder;
               (F) Seller is not in compliance with, or otherwise is in default under, any term of any document, instrument or agreement evidencing a debt, obligation or liability of any kind or character of Seller, now or hereafter existing, in favor of Buyer or any division or affiliate of Silicon Valley Bank, regardless of whether such debt, obligation or liability is direct or indirect, primary or secondary, joint, several or joint and several, or fixed or contingent, together with any and all renewals and extensions of such debts, obligations and liabilities, or any part thereof;
               (G) An event of default shall occur under any guaranty executed by any guarantor of the Obligations of Seller to Buyer under this Agreement, or any material provision of any such guaranty shall for any reason cease to be valid or enforceable or any such guaranty shall be repudiated or terminated, including by operation of law;
               (H) A default or event of default shall occur under any agreement between Seller and any creditor of Seller that has entered into a subordination agreement with Buyer; or
               (I) Any creditor that has entered into a subordination agreement with Buyer shall breach any of the terms of or not comply with such subordination agreement.

           10. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, (1) without implying any obligation to buy receivables, Buyer may cease buying receivables or extending any financial accommodations to Seller; (2) all or a portion of the Obligations shall be, at the option of and upon demand by Buyer, or with respect to an Event of Default described in Section 9(B), automatically and without notice or demand, due and payable in full; and (3)
Buyer shall have and may exercise all the rights and remedies under this Agreement and under applicable law, including the rights and remedies of a secured party under the California Uniform Commercial Code, all the power of attorney rights described in Section 5 with respect to all Collateral, and the right to collect, dispose of, sell, lease, use, and realize upon all Purchased Receivables and all Collateral in any commercial reasonable manner. Seller and Buyer agree that any notice of sale required to be given to Seller shall be deemed to be reasonable if given five (5) days prior to the date on or after which the sale may be held. In the event that the Obligations are accelerated hereunder, Seller shall repurchase all of the Purchased Receivables as set forth in Section4.4.

           11. ACCRUAL OF INTEREST. If any amount owed by Seller hereunder is not paid when due, including, without limitation, amounts due under Section 3.5, Repurchase Amounts, amounts due under Section 12, and any other Obligations, such amounts shall bear interest at a per annum rate equal to the per annum rate of the Finance Charges until the earlier of (i) payment in good funds or (ii) entry of a final judgment thereof, at which time the principal amount of any money judgment remaining unsatisfied shall accrue interest at the highest rate allowed by applicable law.

           12. FEES, COSTS AND EXPENSES; INDEMNIFICATION. The Seller will pay to Buyer immediately upon demand all fees, costs and expenses (including fees of attorneys and professionals and their costs and expenses) that Buyer incurs or may from time to time impose in connection with any of the following: (a) preparing, negotiating, administering, and enforcing this Agreement or any other agreement executed in connection herewith, including any amendments, waivers or consents in connection with any of the foregoing, (b) any litigation or dispute (whether instituted by Buyer, Seller or any other person) in any way relating to the Purchased Receivables, the Collateral, this Agreement or any other agreement executed in connection herewith or therewith, (d) enforcing any rights against Seller or any guarantor, or any Account Debtor, (e) protecting or enforcing its interest in the Purchased Receivables or the Collateral, (f) collecting the Purchased Receivables and the Obligations, and (g) the representation of Buyer in connection with any bankruptcy case or insolvency proceeding involving Seller, any Purchased Receivable, the Collateral, any Account Debtor, or any guarantor. Seller shall indemnify and hold Buyer harmless from and against any and all claims, actions, damages, costs, expenses, and liabilities of any nature whatsoever arising in connection with any of the foregoing.

           13. SEVERABILITY, WAIVER, AND CHOICE OF LAW. In the event that any provision of this Agreement is deemed invalid by reason of law, this Agreement will be construed as not containing such provision and the remainder of the Agreement shall remain in full force and effect. Buyer retains all of its rights, even if it makes an Advance after a default. If Buyer waives a default, it may enforce a later default. Any consent or waiver under, or amendment of, this Agreement must be in writing. Nothing contained herein, or anyaction taken or not taken by Buyer at any time, shall be construed at any time to be indicative of any obligation or willingness on the part of Buyer to amend this Agreement or to grant to Seller any waivers or consents. This Agreement has been transmitted by Seller to Buyer at Buyer's office in the State of California and has been executed and accepted by Buyer in the State of California. This Agreement shall be governed by and interpreted in accordance with the internal laws of the State of California.

           14. ACCOUNT COLLECTION SERVICES. Certain Account Debtors may require or prefer that all of Seller's receivables be paid to the same address and/or party, or Seller and Buyer may agree that all receivables with respect to certain Account Debtors be paid to one party. In such event Buyer and Seller may agree that Buyer shall collect all receivables whether owned by Seller or Buyer and (provided that there does not then exist an Event of Default or event that with notice, lapse or time or otherwise would constitute an Event of Default, and subject to Buyer's rights in the Collateral) Buyer agrees to remit to Seller the amount of the receivables collections it receives with respect to receivables other than Purchased Receivables. It is understood and agreed by Seller that this Section does not impose any affirmative duty on Buyer to do any act other than to turn over such amounts. All such receivables and collections are Collateral and in the event of Seller's default hereunder, Buyer shall have no duty to remit collections of Collateral and may apply such collections to the obligations hereunder and Buyer shall have the rights of a secured party under the California Uniform Commercial Code.

           15. NOTICES. All notices shall be given to Buyer and Seller at the addresses or taxes set forth on the first page of this Agreement and shall be deemed to have been delivered and received: (a) if mailed, three (3) calendar days after deposited in the United States mail, first class, postage pre-paid,
(b) one (1) calendar day after deposit with an overnight mail or messenger service; or (c) on the same date of confirmed transmission if sent by hand delivery, telecopy, telefax or telex.

           16. JURY TRIAL. SELLER AND BUYER EACH HEREBY (a) WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL ON ANY CLAIM OR ACTION ARISING OUT OF OR
INCONNECTION  WITH  THIS  AGREEMENT,  ANY  RELATED  AGREEMENTS,   OR  ANY  OF
THETRANSACTIONS  CONTEMPLATED  HEREBY OR THEREBY;  (b) RECOGNIZE AND AGREE
THAT THEFOREGOING  WAIVER  CONSTITUTES A MATERIAL  INDUCEMENT  FOR IT TO
ENTER
INTO THIS AGREEMENT;  AND (c) REPRESENT AND WARRANT THAT IT HAS REVIEWED
THIS
WAIVER, HAS DETERMINED FOR ITSELF THE NECESSITY TO REVIEW THE SAME WITH ITS LEGAL COUNSEL, AND KNOWINGLY AND VOLUNTARILY WAIVES ALL RIGHTS TO A JURY
TRIAL.

           17. TERM AND TERMINATION. The term of this Agreement shall be for one
(1) year from the date hereof, and from year to year thereafter unless terminated in writing by Buyer or Seller. Seller and Buyer shall each have the right to terminate this Agreement at any time. Notwithstanding the foregoing, any termination of this Agreement shall not affect Buyer's security interest in the Collateral and Buyer's ownership of the Purchased Receivables, and this Agreement shall continue to be effective, and Buyer's rights and remedies hereunder shall survive such termination, until all transactions entered into and Obligations incurred hereunder or in connection herewith have been completed and satisfied in full.

           18. TITLES AND SECTION HEADINGS. The titles and section headings used herein are for convenience only and shall not be used in interpreting this Agreement.

           19. OTHER AGREEMENTS. The terms and provisions of this Agreement shall not adversely affect the rights of Buyer or any other division or affiliate of Silicon Valley Bank under any other document, instrument or agreement. The terms of such other documents, instruments and agreements shall remain in full force and effect notwithstanding the execution of this Agreement. In the event of a conflict between any provision of this Agreement and any provision of any other document, instrument or agreement between Seller on the one hand, and Buyer or any other division or affiliate of Silicon Valley Bank on the other hand, Buyer shall determine in its sole discretion which provision shall apply. Seller acknowledges specifically that any security agreements, liens and/or security interests currently securing payment of any obligations of Seller owing to Buyer or any other division or affiliate of Silicon Valley Bank also secure Seller's obligations under this Agreement, and are valid and subsisting and are not adversely affected by execution of this Agreement. Seller further acknowledges that (a) any collateral under other outstanding security agreements or other documents between Seller and Buyer or any other division or affiliate of Silicon Valley Bank secures the obligations of Seller under this Agreement and (b) a default by Seller under this Agreement constitutes a default under other outstanding agreements between Seller and Buyer or any other division or affiliate of Silicon Valley Bank.

           IN WITNESS WHEREOF, Seller and Buyer have executed this Agreement on the day and year above written.

SELLER: FORECROSS CORPORATION



By
    --------------------------------------

Title
    --------------------------------------


BUYER: SILICON VALLEY FINANCIAL SERVICES
       A division of Silicon Valley Bank


By
    -------------------------------------

Title  Senior Vice President
    -------------------------------------

                               CONTINUING GUARANTY
============================================================================


Seller:      Forecross Corporation          Buyer: Silicon Valley
             90 New Montgomery, Suite 710          Financial Services
             San Francisco, CA  94105              3003 Tasman Drive
                                                   Santa Clara, CA.
95054
Guarantor:   Kim O. Jones

============================================================================
====

CONTINUING GUARANTY. For good and valuable consideration, KIM 0. JONES ("Guarantor") hereby absolutely, unconditionally and irrevocably guarantees to Silicon Valley Financial Services, a division of Silicon Valley Bank ("Buyer"), the punctual payment and performance of all Indebtedness (as that term is defined below) of Forecross Corporation ("Seller") to Buyer, including, without limitation, attorneys" fees incurred in connection with collection of the Indebtedness and the enforcement or protection of Buyer"s interest in all real or personal property collateral that is or may become security for the Indebtedness, on the terms and conditions set forth in this Guaranty. The obligations of Guarantor under this Guaranty are continuing.


DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     EVENT OF DEFAULT. The words "Event of Default" mean the Events of Default as set forth in this Guaranty.

     FACTORING AGREEMENT. The words "Factoring Agreement" mean that certain Factoring Agreement dated October 30, 1995, by and between Buyer and Seller (the "Factoring Agreement"), pursuant to which Seller may sell, and Buyer may purchase, certain receivables owned by Seller, and all amendments, renewals and modifications thereof, and supplements thereto.

     GUARANTOR. The word "Guarantor" means KIM 0. JONES.

     GUARANTY. The word "Guaranty" means this Continuing Guaranty between Guarantor and Buyer dated October 30, 1995.


     INDEBTEDNESS. The word "Indebtedness" is used in its most comprehensive sense and means and includes any all of Seller"s liabilities, obligations, debts, and indebtedness to Buyer, now existing or hereinafter incurred, created or arising, including, without limitation, any and all obligations and liabilities of Seller to Buyer under the Factoring Agreement and under any Related Documents as the same may be modified, supplemented or amended from time to time and any present or future judgments against Seller, or any of them; and whether any such Indebtedness is voluntary or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether Seller may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Seller for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

     BUYER. The word "Buyer" means Silicon Valley Financial Services, its successors and assigns.

     RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation, the Factoring Agreement, all promissory notes, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, documents and agreements, whether now or hereafter existing, executed in connection with the Indebtedness.

     SELLER. The word "Seller" means FORECROSS CORPORATION .

JOINT AND SEVERAL LIABILITY. The obligations of Guarantor to Buyer under this Guaranty, and Guarantor's obligations under any other guaranty for the Indebtedness, are joint and several. If any other person in addition to Guarantor shall guarantee the Indebtedness, all guarantors and their respective successors and assigns shall be jointly and severally bound by the terms of this Guaranty and any other guaranty of the Indebtedness, notwithstanding any relationship or contract of co-obligation by or among such guarantors. Buyer's enforcement of Guarantor's obligations under this Guaranty is not conditioned upon Buyer obtaining from any other person a guaranty of all or any part of the Indebtedness.

REVIVAL OF OBLIGATIONS. If Buyer receives from any source payment in whole or in part of the Indebtedness or Guarantor's obligations under this Guaranty and, if the payments is declared invalid or set aside or is subject to any set off or counterclaim for preference, fraudulent conveyance, breach of contract, or breach of warranty, then and to the extent of that payment the Indebtedness shall be revived and obligations of Guarantor under this Guaranty shall be continued in full force and effect without reduction or discharge for that payment.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continous for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all of the Indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Guarantor agrees that Guarantor's liability hereunder shall be the immediate, direct and primary obligation of Guarantor and shall not be contingent upon Buyer's exercise or enforcement of any remedy it may have against Seller or others, or against any real or personal property collateral that is or may become security for the Indebtedness.

DURATION OF GUARANTY. This Guaranty will take effect when received by Buyer without the necessity of any acceptance by Buyer, or any notice to Guarantor or to Seller, and will continue,in full force until all of the Indebtedness incurred or contracted shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Buyer's actual notice of Guarantor's death. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00) shall not constitute a termination of this Guaranty. This Guaranty is irrevocable and is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero ($0.00) dollars.

GUARANTOR'S AUTHORIZATION TO BUYER. Guarantor authorizes Buyer, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) to make one or more additional secured or unsecured financial accommodations to Seller, to lease equipment or other goods to Seller, or otherwise to extend additional financial accommodations to Seller; (b) to alter, compromise, renew, extend, accelerate, or otherwise change, modify or amend one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the finance charges (or interest rates, if any), and other charges applicableto the Indebtedness; extensions may be repeated and may be for longer than the original term of the Indebtedness or the date when the Indebtedness is due and payable in full; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fail to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Sellers sureties, endorsers, or other guarantors on any terms or in any manner Buyer may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Buyer in its discretion may determine; (g) to sell, transfer, or assign; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Buyer that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Seller's request and not at the request of Buyer; (c) Guarantor has not and will not, without the prior written consent of Buyer, sell, lease, assign, encumber, hypothecate, transfer, orotherwise dispose of all or substantially all of Guarantor's assets, or any interest therein, (d) Buyer has made no representation to Guarantor as to the creditworthiness of Seller; (e) upon Buyer's request, Guarantor will provide to Buyer financial and credit information in form acceptable to Buyer, and all such financial information provided to Buyer is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (f) Guarantor has established adequate means of obtaining from Seller on a continuing basis information regarding Seller's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in way affect Guarantors risks under this Guaranty, and Guarantor further agrees that, absent a request for information,

Buyer shall have no obligation to disclose to Guarantor any information or documents acquired by Buyer in the course of its relationship with Seller.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Buyer to (a) make any presentment, protest, demand, or notice of any kind, including notice of (i) any extension, modification, renewal, or amendment of the terms of the Factoring Agreement or any other Related Document, (ii) any notice of change of any terms of repayment of the Indebtedness, (iii) any default by Seller or any other guarantor of surety, (iv) any action or nonaction taken by Seller, Buyer, or any other guarantor or surety of Seller, or (v) the creation of new or additional Indebtedness; (b) proceed against any person, including Seller, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Seller's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; disclose any information about the Indebtedness, the Seller, the collateral, or any other guarantor or surety, or about any action or nonaction of Buyer; or (g) pursue any remedy or course of action in Buyer's power whatsoever.

Guarantor also waives any and rights or defenses arising by reason of (h) any disability or other defense of Seller, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Seller for purposes other than the purposes understood and intended by Guarantor and Buyer, (k) any act of omission or commission by Buyer which directly or indirectly results in or contributes to the discharge of Seller or any other guarantor or surety; or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the finance charges (interest rate, if any) and other charges. Guarantor waives any defense Guarantor may have based upon any election of remedies by Buyer which limits or destroys Guarantor's subrogation rights, if any, or Guarantor's rights, if any, to seek reimbursement from Seller or any other guarantor or surety, including, without limitation, any loss of rights Guarantor may suffer by reason of any rights or protections of Seller in connection with any anti-deficiency laws or other laws limiting or discharging the Indebtedness or Seller's obligations (including, without limitation, Sections 726,580a 580b, and 580d of the California Code of Civil Procedure). Guarantor waives any right to enforce any remedy Buyer may have against Seller or any guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Buyer.

Without limiting the generality of any of the foregoing paragraphs, Guarantor expressly waives the benefit of California Civil Code Sections 2809, 2810, 2839, 2845, 2848, 2849, 2850, 2899, and 3433, and other statutes of similar effect.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above and in the immediately succeeding paragraph, is made with Guarantor's full knowledge of its significance and consequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

NO SUBROGATION OR REIMBURSEMENT. Notwithstanding anything to the contrary in this Guaranty, Guarantor hereby irrevocably waives all right it may have at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Buyer) to seek contribution, indemnification, or any other form or reimbursement from Seller, any other Guarantor, or any other person now or hereafter primarily or secondarily liable for any obligations of Seller to Buyer, for any disbursement made by this Guarantor or in connection with this Guaranty or otherwise. At no time shall Guarantor be or become a "creditor" of Seller within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

SUBORDINATION OF SELLER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Seller to Buyer, whether now existing or hereafter created or arising, shall be prior to any claim that Guarantor may now have or hereafter acquire against Seller, whether or not Seller becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Seller, upon any account whatsoever, to any claim that Buyer may now or hereafter have against Seller. In the event of insolvency and consequent liquidation of the assets of Seller, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise. the assets of Seller applicable to the payment of the claims that it may have or acquire against Seller or against any assignee or trustee in bankruptcy of Seller; provided however, that such assignment shall be effective only for the purpose of assuring to Buyer full payment in legal tender of the Indebtedness. If Buyer so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Seller to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Buyer. Guarantor agrees, and Buyer hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Buyer deems necessary or appropriate to perfect, preserve and enforced its rights under this Guaranty.

EVENT OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Guaranty:

     (A) The occurrence of an "Event of Default" under and as defined in the Factoring Agreement or any other Related Documents:
     (B) Guarantor fails to pay or perform in full any of its obligations under this Guaranty as and when due and payable hereunder, or declared to be due and payable by Buyer, whichever is earlier;
     (C) Guarantor fails or neglects to perform, keep or observe any other term, provision, condition, covenant, warranty or representation contained in this Guaranty, that is required to be performed, kept or observed by Guarantor:
     (D) Any representation or warranty made Guarantor to Buyer in this Guaranty, or in any statement, report, financial statement, or certificate delivered by Guarantor to Buyer is not true and correct or is misleading, any material respect, when made or delivered;
     (E) Any of the Factoring Agreement, any other Related Document or any other guaranty shall be renounced, breached, terminated, revoked or become unenforceable or ineffective, by reason of the dissolution of a party thereto, or otherwise;
     (F) The commencement by Guarantor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar law; or the consent by Guarantor to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, agent or other similar official for Guarantor for any substantial part of its properties; or the making by Guarantor of any assignment for the benefit of creditors; or any case or proceeding is commenced by Guarantor for its dissolution, liquidation or termination; or the taking of any action by or on behalf of Guarantor in furtherance of any of the foregoing;
     (G) The filing of a petition with a court having jurisdiction over Guarantor to commence an involuntary case for Guarantor under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar law; or the appointment of a receiver, liquidator, assignee, custodian, trustee, agent, sequestrator or other similar official for Guarantor or for any substantial part of its respective property; or any substantial part of Guarantor's property is subject to any levy, execution, attachment, garnishment, or temporary protective order, or the ordering of the dissolution, liquidation or winding up of Guarantor's affairs; and the failure to obtain the dismissal of such petition or appointment or the continuance of such decree or order unstayed and in effect for or within a period of sixty (60) days from the date of such filing, appointment, or entry of such order or decree; or
     (H) Guarantor becomes insolvent or is generally not paying its debts as such debts become due or ceases to conduct its business as now conducted or is enjoined, restrained, or in any way prevented by court order from conducting all or any part of its business affairs.

ACCELERATION OF THE LIABILITIES. Upon and after an Event of Default hereunder or upon the declaration by Buyer of an 'Event of Default' under the Factoring Agreement or under any Related Documents, then and in either such event or any portion of Guarantor's obligations under this Guaranty may, at the option of Buyer and without demand, notice, or legal process of any kind, be declared, and immediately shall become, due and payable; without implying any obligation to purchase receivables under the Factoring Agrtement, Buyer may, at its sole option, cease purchasing receivables; and Buyer may declare that an Event of Default exists under the Factoring Agreement and under any other Related Document and may exercise all of its rights and remedies thereunder and under applicable law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

   INTEGRATION, AMENDMENT. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with respect to the subject matter hereof and all prior negotiations, drafts, and other
   extrinsic   communications   between   Guarantor  and  Buyer  shall have  no
   evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty, Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Buyer harmless from all losses, claims, damages, and costs (including Buyer's attorneys'fees) suffered or incurred by Buyer as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

   APPLICABLE LAW. This Guaranty has been delivered to Buyer and accepted by Buyer in the State of California. If there is a lawsuit, Guarantor agrees upon Buyer's request to submit to the jurisdiction of the courts of Santa Clara County, State of California. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

     EXPENSES. Guarantor agrees to pay demand all of Buyer's costs and expenses, including legal expenses, incurred in connection with the enforcement of this Guaranty. Buyer may pay someone else to help enforce this Guaranty, and Guarantor shall pay the expenses of such enforcement. Costs and expenses include, without limitation, Buyers legal expenses whether or not there is a lawsuit, including legal expenses for or in connection with bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     NOTICES. All notices required to be given by either to the other under this Guaranty shall be in writing and shall be effective when actually delivered or when deposited in the United States mail, first class postage prepaid addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Buyer informed at all times of Guarantor's current address.

     INTERPRETATION. In all cases where there is more than one Seller or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more that one Seller named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Seller" and "Guarantor" respectively shall mean all and any one or more of them, jointly and severally. The words "Guarantor," "Seller," and "Buyer" include the heirs, successors, assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Seller or Guarantor are corporations or partnerships, it is not necessary for Buyer to inquire into the powers of Seller or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     WAIVER. Buyer shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Buyer. No delay or omission on the part of the Buyer in exercising any right shall operate as a waiver of such right or any other right. A waiver by Buyer of a provision of this Guaranty shall not prejudice or constitute a waiver of Buyer's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No other waiver by Buyer, nor any course of dealing between Buyer and Guarantor, shall constitute a waiver of any of Buyer's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Buyer is required under this Guaranty, the granting of such consent by Buyer in any instance shall not constitute continuing consent to subsequent instances where such consent may be granted or withheld in the sole discretion of Buyer.

     CONFLICT. In the even of a conflict in terms of definitions among this Guaranty, the Factoring Agreement, or any other agreement, this Guaranty shall govern with respect to the rights and obligations of Buyer and Guarantor.

EACH UNDERSIGNED  GUARANTOR  ACKNOWLEDGES HAVING READ ALL THE
PROVISIONS OF THIS
GUARANTY AND AGREES TO ITS TERMS. IN ADDITION,  EACH GUARANTOR
UNDERSTANDS THAT
THIS  GUARANTY IS  EFFECTIVE  UPON  GUARANTOR'S  EXECUTION  AND DELIVERY OF
THIS
GUARANTY TO BUYER AND THAT THE GUARANTY  WILL CONTINUE  UNTIL  TERMINATED
IN THE
MANNER  SET  FORTH IN THE  SECTION  TITLED  "DURATION  OF  GUARANTY."  NO
FORMAL
ACCEPTANCE BY BUYER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE.  THIS
GUARANTY
IS DATED October 30, 1995.




/s/ Kim O. Jones
----------------------
Kim O. Jones

                               CONTINUING GUARANTY
============================================================================
====

Seller:      Forecross Corporation          Buyer: Silicon Valley
             90 New Montgomery, Suite 710          Financial Services
             San Francisco, CA 94105               3003 Tasman Drive
                                                   Santa Clara, CA 95054
Guarantor:   Bernadette C. Castello

============================================================================
====


CONTINUING GUARANTY. For good and valuable consideration, Bernadette C. Castello ("Guarantor") hereby absolutely, unconditionally and irrevocably guarantees to Silicon Valley Financial Services, a division of Silicon Valley Bank ("Buyer"), the punctual payment and performance of all Indebtedness (as that term is defined below) of Forecross Corporation ("Seller") to Buyer, including, without limitation, attorneys" fees incurred in connection with collection of the Indebtedness and the enforcement or protection of Buyer"s interest in all real or personal property collateral that is or may become security for the Indebtedness, on the terms and conditions set forth in this Guaranty. The obligations of Guarantor under this Guaranty are continuing.

DEFINITIONS. The following words shall have the following meanings when used in this Guaranty:

     Event of Default. The words "Event of Default" mean the Events of Default as set forth in this Guaranty.

     Factoring Agreement. The words "Factoring Agreement" mean that certain Factoring Agreement dated October 30, 1995, by and between Buyer and Seller (the "Factoring Agreement"), pursuant to which Seller may sell, and Buyer may purchase, certain receivables owned by Seller, and all amendments, re-newals and modifications thereof, and supplements thereto.

     Guarantor. The word "Guarantor" means Bernadette C. Castello.

     Guaranty. The word "Guaranty" means this Continuing Guaranty between Guarantor and Buyer dated October 30, 1995.

     Indebtedness. The word "Indebtedness" is used in its most comprehensive sense and means and includes any all of Seller"s liabilities, obligations, debts, and indebtedness to Buyer, now existing or hereinafter incurred, created or arising, including, without limitation, any and all obligations and liabilities of Seller to Buyer under the Factoring Agreement and under any Related Documents as the same may be modified, supplemented or amend-ded from time to time and any present or future judgments against Seller, or any of them; and whether any such Indebtedness is voluntary or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined; whether Seller may be liable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceable against Seller for any reason whatsoever; and whether the Indebtedness arises from transactions which may be voidable on account of infancy, insanity, ultra vires, or otherwise.

     Buyer. The word "Buyer" means Silicon Valley Financial Services, its successors and assigns.

     Related Documents. The words "Related Documents" mean and include without limitation, the Factoring Agreement, all promissory notes, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, documents and agreements, whether now or hereafter existing, executed in connection with the Indebtedness.

     Seller. The word "Seller" means Forecross Corporation.

JOINT AND SEVERAL LIABILITY. The obligations of Guarantor to Buyer under this Guaranty, and Guarantor's obligations under any other guaranty for the Indebtedness, are joint and several. If any other person in addition to Guarantor shall guarantee the Indebtedness, all guarantors and their respective successors and assigns shall be jointly and severally bound by the terms of this Guaranty and any other guaranty of the Indebtedness, notwithstanding any relationship or contract of co-obligation by or among such guarantors. Buyer's enforcement of Guarantor's obligations under this Guaranty is not conditioned upon Buyer obtaining from any other person a guaranty of all or any part of the Indebtedness.

REVIVAL OF OBLIGATIONS. If Buyer receives from any source payment in whole or in part of the Indebtedness or Guarantor's obligations under this Guaranty and, if the payments is declared invalid or set aside or is subject to any set off or counterclaim for preference, fraudulent conveyance, breach of contract, or breach of warranty, then and to the extent of that payment the Indebtedness shall be revived and obligations of Guarantor under this Guaranty shall be continued in full force and effect without reduction or discharge for that payment.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continues for so long as this Guaranty remains in force. Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all of the Indebtedness. Accordingly, no payments made upon the Indebtedness willdischarge or diminish the continuing liability of Guarantor in connection with any remaining portions of the Indebtedness or any of the Indebtedness which subsequently arises or is thereafter incurred or contracted. Guarantor agrees that Guarantor's liability hereunder shall be the immediate, direct and primary obligation of Guarantor and shall not be contingent upon Buyer's exercise or enforcement of any remedy it may have against Seller or others, or against any real or personal property collateral that is or may become security for the Indebtedness.

DURATION OF GUARANTY. This Guaranty will take effect when received by Buyer without the necessity of any acceptance by Buyer, or any notice to Guarantor or to Seller, and will continue in full force until all of the Indebtedness incurred or contracted shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have been performed in full. This Guaranty shall bind the estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Buyer's actual notice of Guarantor's death. Release of any other guarantor or termination of any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. It is anticipated that fluctuations may occur in the aggregate amount of the Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductions in the amount of Indebtedness, even to zero dollars ($0.00) shall not constitute a termination of this Guaranty. This Guaranty is irrevocable and is binding upon Guarantor and Guarantor's heirs, successors and assigns so long as any of the guaranteed Indebtedness remains unpaid and even though the Indebtedness guaranteed may from time to time be zero ($0.00) dollars.

GUARANTOR'S AUTHORIZATION TO BUYER. Guarantor authorizes Buyer, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) to make one or more additional secured or unsecured financial accommodations to Seller, to lease equipment or other goods to Seller, or otherwise to extend additional financial accommodations to Seller, (b) to alter, compromise, renew, extend, accelerate, or otherwise change, modify or amend one or more times the time for payment or other terms of the Indebtedness or any part of the Indebtedness, including increases and decreases of the finance charges (or interest rates, if any), and other charges applicable to the Indebtedness; extensions may be repeated and may be for longer than the original term of the Indebtedness or the date when the Indebtedness is due and payable in full; (c) to take and hold security for the payment of this Guaranty or the Indebtedness, and exchange, enforce, waive, fail to perfect, and release any such security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Seller's sureties, endorsers, or other guarantors on any terms or in any manner Buyer may choose; (e) to determine how, when and what application of payments and credits shall be made on the Indebtedness; (f) to apply such security and direct the order or manner of sale thereof, including without limitation, any nonjudicial sale permitted by the terms of the controlling security agreement or deed of trust, as Buyer in its discretion may determine; (g) to sell, transfer, or assign; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Buyer that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify in any way the terms of this Guaranty;
(b) this Guaranty is executed at Seller's request and not at the request of Buyer; (c) Guarantor has not and will not, without the prior written consent of Buyer, sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, or any interest therein; (d) Buyer has made no representation to Guarantor as to the creditworthiness of Seller; (e) upon Buyer's request, Guarantor will provide to Buyer financial and credit information in form acceptable to Buyer, and all such financial information provided to Buyer is true and correct in all material respects and fairly presents the financial condition of Guarantor as of the dates thereof, and no material adverse change has occurred in the financial condition of Guarantor since the date of the financial statements; and (f) Guarantor has established adequate means of obtaining from Seller on a continuing basis information regarding Seller's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events, or circumstances which might in way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for information,

Buyer shall have no obligation to disclose to Guarantor any information or documents acquired by Buyer in the course of its relationship with Seller.

GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Buyer to (a) make any presentment, protest, demand, or notice of any kind, including notice of (i) any extension, modification, renewal, or amendment of the terms of the Factoring Agreement or any other Related Document, (ii) any notice of change of any terms of repayment of the Indebtedness, (iii) any default by Seller or any other guarantor of surety, (iv) any action or nonaction taken by Seller, Buyer, or any other guarantor or surety of Seller, or (v) the creation of new or additional Indebtedness; (b) proceed against any person, including Seller, before proceeding against Guarantor; (c) proceed against any collateral for the Indebtedness, including Seller's collateral, before proceeding against Guarantor; (d) apply any payments or proceeds against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of the collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Seller, the collateral, or any other guarantor or surety, or about any action or nonaction of Buyer; or (g) pursue any remedy or course of action in Buyer's power whatsoever.

Guarantor also waives any and rights or defenses arising by reason of (h) any disability or other defense of Seller, any other guarantor or surety or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Seller for purposes other than the purposes understood and intended by Guarantor and Buyer; (k) any act of omission or commission by Buyer which directly or indirectly results in or contributes to the discharge of Seller or any other guarantor or surety; or the Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any under this Guaranty or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the finance charges (interest rate, if any) and other charges. Guarantor waives any defense Guarantor may have based upon any election of remedies by Buyer which limits or destroys Guarantor's subrogation rights, if any, or Guarantor's rights, if any, to seek reimbursement from Seller or any other guarantor or surety, including, without limitation, any loss of rights Guarantor may suffer by reason of any rights or protections of Seller in connection with any anti-deficiency laws or other lawslimiting or discharging the Indebtedness or Seller's obligations (including, without limitation, Sections 726,580a 580b, and 580d of the California Code of Civil Procedure). Guarantor waives any right to enforce any remedy Buyer may have against Seller or any guarantor, surety, or other person, and further, Guarantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by Buyer.

Without limiting the generality of any of the foregoing paragraphs, Guarantor expressly waives the benefit of California Civil Code Sections 2809, 2810, 2839, 2845, 2848, 2849, 2850, 2899, and 3433, and other statutes of similar effect.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above and in the immediately succeeding paragraph, is made with Guarantor's full knowledge of its significanceand con-sequences and that, under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waiver shall be effective only to the extent permitted by law or public policy.

NO SUBROGATION OR REIMBURSEMENT. Notwithstanding anything to the contrary in this Guaranty, Guarantor hereby irrevocably waives all right it may have at law or in equity (including, without limitation, any law subrogating Guarantor to the rights of Buyer) to seek contribution, indemnification, or any other form or reimbursement from Seller, any other Guarantor, or any other person now or hereafter primarily or secondarily liable for any obligations of Seller to Buyer, for any disbursement made by this Guarantor or in connection with this Guaranty or otherwise. At no time shall Guarantor be or become a 'creditor' of Seller within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

SUBORDINATION OF SELLER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Seller to Buyer, whether now existing or hereafter created or arising, shall be prior to any claim that Guarantor may now have or hereafter acquire against Seller, whether or not Seller becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Seller, upon any account whatsoever, to any claim that Buyer may now or hereafter have against Seller. In the event of insolvency and consequent liquidation of the assets of Seller, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Seller applicable to the payment of the claims that it may have or acquire against Seller or against any assignee or trustee in bankruptcy of Seller; provided however, that such assignment shall be effective only for the purpose of assuring to Buyer full payment in legal tender of the Indebtedness. If Buyer so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Seller to Guarantor shall be marked with a legend that the same are subject to this Guaranty and shall be delivered to Buyer. Guarantor agrees, and Buyer hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Buyer deems necessary or appropriate to perfect, preserve and enforced its rights under this Guaranty.

EVENT OF DEFAULT. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Guaranty:

     (A) The occurrence of an "Event of Default" under and as defined in the Factoring Agreement or any other Related Documents;
     (B) Guarantor fails to pay or perform in full any of its obligations under this Guaranty as and when due and payable hereunder, or declared to be due and payable by Buyer, whichever is earlier;
     (C) Guarantor fails or neglects to perform, keep or observe any other term, provision, condition, covenant, warranty or representation contained in this Guaranty, that is required to be performed, kept or observed by Guarantor;
     (D) Any representation or warranty made Guarantor to Buyer in this Guaranty, or in any statement, report, financial statement, or certificate delivered by Guarantor to Buyer is not true and correct or is misleading, any material respect, when made or delivered;
     (E) Any of the Factoring Agreement, any other Related Document or any other guaranty shall be renounced, breached, terminated, revoked or become unenforceable or ineffective, by reason of the dissolution of a party thereto, or otherwise;
     (F) The commencement by Guarantor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar law; or the consent by Guarantor to the appointment of a receiver, liquidator, assignee, trustee, custodian, sequestrator, agent or other similar official for Guarantor for any substantial part of its properties; or the making by Guarantor of any assignment for the benefit of creditors; or any case or proceeding is commenced by Guarantor for its dissolution, liquidation or termination; or the taking of any action by or on behalf of Guarantor in furtherance of any of the foregoing;
     (G) The filing of a petition with a court having jurisdiction over Guarantor to commence an involuntary case for Guarantor under the federal bankruptcy laws, as now constituted or hereafter amended, or any other applicable federal or state bankruptcy, insolvency or similar law: or the appointment of a receiver, liquidator, assignee, custodian, trustee, agent, sequestrator or other similar official for Guarantor or for any substantial part of its respective property; or any substantial part of Guarantor's property is subject to any levy, execution, attachment, garnishment, or temporary protective order or the ordering of the dissolution, liquidation or winding up of Guarantors affairs; and the failure to obtain the dismissal of such petition or appointment or the continuance of such decree or order unstayed and in effect for or within a period of sixty (60) days from the date of such filing, appointment or entry of such order or decree; or
     (H) Guarantor becomes insolvent or is generally not paying its debts as such debts become due or ceases to conduct its business as now conducted or is enjoined, restrained, or in any way prevented by court order from conducting all or any part of its business affairs.

ACCELERATION OF THE LIABILITIES. Upon and after an Event of Default hereunder or upon the declaration by Buyer of an 'Event of Default' under the Factoring Agreement or under any Related Documents, then and in either such event or any portion of Guarantor's obligations under this Guaranty may, at the option of Buyer and without demand, notice, or legal process of any kind, be declared, and immediately shall become, due and payable; without implying any obligation to purchase receivables under the Factoring Agreement, Buyer may, at its sole option cease purchasing receivables; and Buyer may declare that an Event of Default exists under the Factoring Agreement and under any other Related Document and may exercise all of its rights and remedies thereunder and under applicable law.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty:

     INTEGRATION, AMENDMENT. Guarantor warrants, represents and agrees that this Guaranty, together with any exhibits or schedules incorporated herein, fully incorporates the agreements and understandings of Guarantor with respect to the subject matter hereof and all prior negotiations, drafts, and other extrinsic communications between Guarantor and Buyer shall have no evidentiary effect whatsoever. Guarantor further agrees that Guarantor has read and fully understands the terms of this Guaranty; Guarantor has had the opportunity to be advised by Guarantor's attorney with respect to this Guaranty; the Guaranty fully reflects Guarantor's intentions and parol evidence is not required to interpret the terms of this Guaranty. Guarantor hereby indemnifies and holds Buyer harmless from all losses, claims, damages, and Costs (including Buyer's attorneys' fees) suffered or incurred by Buyer as a result of any breach by Guarantor of the warranties, representations and agreements of this paragraph. No alteration or amendment to this Guaranty shall be effective unless given in writing and signed by the parties sought to be charged or bound by the alteration or amendment.

     APPLICABLE LAW. This Guaranty has been delivered to Buyer and accepted by Buyer in the State of California. If there is a lawsuit, Guarantor agrees upon Buyers request to submit to the jurisdiction of the courts of Santa Clara County, State of California. This Guaranty shall be governed by and construed in accordance with the laws of the State of California.

     EXPENSES. Guarantor agrees to pay upon demand all of Buyer's costs and expenses. including legal expenses, incurred in connection with the enforcement of this Guaranty. Buyer may pay someone else to help enforce this Guaranty, and Guarantor shall pay the expenses of such enforcement. Costs and expenses include, without limitation, Buyer's legal expenses whether or not there is a lawsuit, including legal expenses for or in connection with bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

     NOTICES. All notices required to be given by either to the other under this Guaranty shall be in writing and shall be effective when actually delivered or when deposited in the United States mail, first class postage prepaid addressed to the party to whom the notice is to be given at the address shown above or to such other addresses as either party may designate to the other in writing. If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes, Guarantor agrees to keep Buyer informed at all times of Guarantor's current address.

     INTERPRETATION. In all cases where there is more than one Seller or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require; and where there is more that one Seller named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Seller" and "Guarantor" respectively shall mean all and any one or more of them, jointly and severally. The words "Guarantor," "Seller," and "Buyer" include the heirs, successors. assigns, and transferees of each of them. Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define the provisions of this Guaranty. If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Seller or Guarantor are corporations or partnerships, it is not necessary for Buyer to inquire into the powers of Seller or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

     WAIVER. Buyer shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Buyer. No delay or omission on the part of the Buyer in exercising any right shall operate as a waiver of such right or any other right. A waiver by Buyer of a provision of this Guaranty shall not prejudice or constitute a waiver of Buyer's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No other waiver by Buyer, nor any course of dealing between Buyer and Guarantor, shall constitute a waiver of any of Buyer's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Buyer is required under this Guaranty, the granting of such consent by Buyer in any instance shall not constitute continuing consent to subsequent instances where such consent may be granted or withheld in the sole discretion of Buyer.

     CONFLICT. In the even of a conflict in terms of definitions among this Guaranty, the Factoring Agreement, or any other agreement, this Guaranty shall govern with respect to the rights and obligations of Buyer and Guarantor.

EACH UNDERSIGNED  GUARANTOR  ACKNOWLEDGES HAVING READ ALL THE
PROVISIONS OF THIS
GUARANTY AND AGREES TO ITS TERMS. IN ADDITION,  EACH GUARANTOR
UNDERSTANDS THAT
THIS  GUARANTY IS  EFFECTIVE  UPON  GUARANTOR'S  EXECUTION  AND DELIVERY OF
THIS
GUARANTY TO BUYER AND THAT THE GUARANTY  WILL CONTINUE  UNTIL TERMINATED
IN THE
MANNER  SET  FORTH IN THE  SECTION  TITLED  "DURATION  OF  GUARANTY."  NO
FORMAL
ACCEPTANCE BY BUYER IS NECESSARY TO MAKE THIS GUARANTY EFFECTIVE. THIS
GUARANTY
IS DATED October  30, 1995.



/s/ Bernadette C. Castello
-------------------------
Bernadette C. Castello

                        Silicon Valley Financial Services
                        A Division of Silicon Valley Bank
                                3003 Tasman Drive
                          Santa Clara, California 95054
                       (408) 654-1000 - Fax (408) 980-6410


                      SECRETARY'S CERTIFICATE OF RESOLUTION


           The undersigned, as Secretary of Forecross Corporation, a California corporation (the "Corporation"), hereby certifies to Silicon Valley Financial Services that at a meeting duly convened at which a quorum was present the following resolutions were adopted by the Board of Directors of the Corporation and that such resolutions have not been modified, amended, or rescinded in any respect and are in full force and effect as of today's date.

           RESOLVED, that this corporation be and hereby is authorized to sell this corporation's accounts receivable to Silicon Valley Financial Services, a division of Silicon Valley Bank, and to grant Silicon Valley Financial Services a security interest in this corporation's assets, including, without limitation,
accounts,   accounts  receivable,   contract  rights,   chattel  paper, general
intangibles, instruments, documents, letters of credit, drafts, inventory and equipment, presently owned or hereafter acquired and proceeds and products of the foregoing (the "Collateral," as defined in the Factoring Agreement).

           RESOLVED, that this corporation be and hereby is authorized and directed to execute and deliver certain agreements in connection with the sale of receivables, and granting of security interests in the Collateral to Silicon Valley Financial Services including, without limitations, a Factoring Agreement and UCC-1 financing statement.

           RESOLVED, that the following named officers of this corporation ("Authorized Officers") be, any of them hereby are, authorized, empowered, and directed to execute and directed to Silicon Valley Financial Services on behalf of this corporation all such further agreements and instruments as may be deemed necessary or advisable in order to fully effectuate the purposes and intent of the foregoing resolutions.

    Print Names of Authorized Officers:               Title:

     Kim O. Jones                                  President
----------------------------------------     -----------------------------------
     Bernadette C. Castello                        Senior Vice President
----------------------------------------     -----------------------------------

----------------------------------------     -----------------------------------

----------------------------------------     -----------------------------------

----------------------------------------     -----------------------------------

----------------------------------------     -----------------------------------

----------------------------------------     -----------------------------------



           RESOLVED,   that  the  Secretary  or  Assistant   Secretary  of  this
corporation be, and hereby is authorized, empowered and directed to certify to the passage of the foregoing resolutions under the seal of this corporation.

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this Thirty day of October, 1995.


                                   /s/ Bernadette C. Castello
                                   -----------------------------------------
                                                  Signature

                                       Secretary of Forecross Corporation

                           Treasurer:

                                   /s/ Bernadette C. Castello
                                   -----------------------------------------
                                                 (Signature)

                           Other Officer:
                           Title:


                                   -----------------------------------------
                                                 (Signature)


           7. Except as indicated in this paragraph 7, each of the officers listed in paragraph 6 has signatory powers with respect to all the Corporation's transactions with SVFS. Explanation of exceptions:

           8. The undersigned shall give SVFS prompt written notice of any change or amendment with respect to any of the foregoing. Until such written notice is received by SVFS, SVFS shall be entitled to rely upon the foregoing in all respects.

           IN WITNESS WHEREOF, the undersigned have executed this Certification of Officers on October 30, 1995.

                   President:  /s/ Kim O. Jones
                              --------------------------------------------------

                   Vice President:  /s/ Bernadette C. Castello
                                  ----------------------------------------------

                   Secretary: /s/ Bernadette C. Castello
                              --------------------------------------------------

                   Treasurer: /s/ Bernadette C. Castello
                              --------------------------------------------------

                        Silicon Valley Financial Services
                          A Division of Silicon Valley
                                3003 Tasman Bank
                          Santa Clara, California Drive 95054
                       (408) 654-1000 - Fax (408) 980-6410

                            CERTIFICATION of OFFICERS

           The undersigned, being all the officers of Forecross Corporation, a California corporation (the "Corporation"), hereby certify to Silicon Valley Financial Services, a division of Silicon Valley Bank ("SVFS") that:

           1. The correct name of the Corporation is Forecross Corporation , as set forth in the Articles of Incorporation.

           2. The Corporation was incorporated on June 25, 1982 under the laws of the State of California , and is in good standing under such laws.

           3. The Corporation's place of business and chief executive office being the place at which the Corporation maintains its books and records pertaining to accounts, accounts receivables, contract rights, chattel paper, general intangibles, instruments, documents, inventory, and equipment, is located at:


                   90 New Montgomery, Suite 710
                   San Francisco, California 94105


           4. The Corporation has other places of business at the following addressees: None

           5. There is no provision in the Certificate of Incorporation, Articles of Incorporation, or Bylaws of the Corporation, or in the laws of the State of its incorporation, requiring any vote or consent of shareholders to authorize the sale of receivables or the grant of a security interest in any assets of the Corporation. Such power is vested exclusively in the Corporation's Board of Directors.

           6. The officers of the Corporation, and their respective titles and signatures are as follows:


President:

          /s/ Kim O. Jones
          ----------------------------------------------------------------------
                                   (Signature)

Vice President:

          /s/ Bernadette C. Castello
          ----------------------------------------------------------------------
                                   (Signature)


Secretary

          /s/ Bernadette C. Castello
          ----------------------------------------------------------------------
                                   (Signature)